COMMISSIONS AND FEES (Tables)	12 Months Ended
Dec. 31, 2018
COMMISSIONS AND FEES
Schedule of commissions and fees

	Year ended December 31,
	2016	2017	2018	2018
	RMB	RMB	RMB	(Note2) USD
				Unaudited

Spread fees	932,273	274,630	—	—
Trading commissions, net	1,517,394	1,875,740	604,375	87,903
Overnight fees, net	97,376	27,501	—	—
Securities advisory fee	—	20,704	285,086	41,464
Securities brokerage fee	—	—	50,404	7,331
Asset management fee	—	—	2,003	291
Total	2,547,043	2,198,575	941,868	136,989